                                                                    EXHIBIT 1.2





                               15,000,000 Shares

                                LEAR CORPORATION

                                  Common Stock

                      International Underwriting Agreement


                                                                          , 1996


Lehman Brothers International (Europe)
Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley & Co. International Limited
PaineWebber International (U.K.) Ltd.
J. Henry Schroder & Co. Limited
As Lead Managers for each of
    the several International Managers
    named in Schedule I hereto,
    c/o LEHMAN BROTHERS INTERNATIONAL (EUROPE)
    One Broadgate
    London EC2M 7HA
    ENGLAND

Dear Sirs:

                 Lear Corporation, a Delaware corporation (the "Company"), proposes to issue and sell and Lehman Brothers Merchant Banking Portfolio Partnership L.P., Lehman Brothers Capital Partners II, L.P., Lehman Brothers Offshore Investment Partnership L.P. and Lehman Brothers Offshore Investment Partnership - Japan L.P. (the "Lehman Funds") and FIMA Finance Management Inc. ("FIMA") (each a "Selling Shareholder" and collectively the "Selling Shareholders") propose to sell to the several International Managers named in
Schedule I hereto (the "International Managers") an aggregate of 3,000,000 shares (the "Firm Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Selling Shareholders propose to grant to the U.S. Underwriters and the International Managers (as defined below) an option to purchase up to an aggregate of 2,250,000 additional shares (the "Option Shares") of Common Stock. The Firm Shares and any Option Shares purchased pursuant to this Agreement are herein called the "Shares".

                 It is understood that the Company and the Selling Shareholders are concurrently entering into a U.S. Under-writing Agreement dated the date hereof (the "U.S. Underwriting Agreement"), providing for the sale by the Company and the Selling Shareholders of an aggregate of 12,000,000 shares of Common Stock through arrangements with certain underwriters in the United States and Canada (the "U.S.
Underwriters"), for whom Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated and Schroder Wertheim & Co. Incorporated are acting as representatives (the "Representatives"). All shares of Common Stock to be offered by the U.S. Underwriters pursuant to the U.S. Underwriting Agreement are herein called the "U.S. Shares"; the U.S. Shares and the Shares, collectively, are herein called the "Underwritten Shares". As specified in
Section 3, the respective closings under this Agreement and the U.S. Underwriting Agreement are hereby expressly made conditional on one another.

                 The Company and the Selling Shareholders also understand that the U.S. Underwriters and the International Managers have entered into an agreement (the "Agreement Between U.S. Underwriters and International Managers") contemplating the coordination of certain transactions between the U.S. Underwriters and the International Managers and that, pursuant thereto and subject to the conditions set forth therein, the U.S. Underwriters may purchase from the International Managers a portion of the Shares or sell to the International Managers a portion of the U.S. Shares. The Company and the Selling Shareholders understand that any such purchases and sales between the U.S. Underwriters and the International Managers shall be governed by the Agreement Between U.S. Underwriters and International Managers and shall not be governed by the terms of this Agreement or the U.S. Underwriting Agreement.

                 This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Shareholders by the International Managers.

                 The following terms as used in this Agreement shall have the following meanings:

                 "Act" shall mean the Securities Act of 1933, as amended.

                 "Business Day" shall mean any day on which the New York Stock Exchange is open for trading.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Effective Date" shall mean the date of the Effective Time.

                 "Effective Time" shall mean the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission (or, if the Company will next file with the Commission an amendment to the Registration Statement as contemplated by clause (i) of the first paragraph of Section 1, the date and time as of which the Registration Statement shall be declared effective).

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                 "International Preliminary Prospectus" shall mean a Preliminary Prospectus relating to the Shares which are to be offered and sold outside the United States or Canada to persons other than U.S. Persons.

                 "International Prospectus" shall mean a Prospectus relating to the Shares which are to be offered and sold outside the United States or Canada to persons other than U.S. Persons.

                 "Preliminary Prospectuses" shall mean each prospectus included in the Registration Statement, or any amendment thereof, before the Effective Date, each prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) and each prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information.

                 "Prospectuses" shall mean the forms of prospectuses relating to the Underwritten Shares, as first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, the forms of final prospectuses included in the Registration Statement at the Effective Time.

                 "Registration Statement" shall mean the registration statement referred to above, as amended at the Effective Time. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Time as provided by Rule 430A.

                 "Rule 424" and "Rule 430A" shall refer to such rules under the Act.

                 "Rule 430A Information" shall mean information with respect to the Underwritten Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                 "Rules and Regulations" shall mean the rules and regulations in effect at any relevant time adopted by the Commission under the Act or the Exchange Act.

                 "Subsidiary" and "Significant Subsidiary" shall have the meanings assigned in Rule 405 of the Rules and Regulations. As used in reference to the Company, "subsidiary" shall mean a Subsidiary of the Company.

                 "U.S. Person" shall mean any resident or national of the United States or Canada and its provinces, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada and its provinces or any estate or trust the income of which is subject to United States or Canadian income taxation regardless of the source of its income (other than the foreign branch of any U.S. Person), and includes any United States or Canadian branch of a person other than a U.S. Person; and "United States" shall mean the United States of America (including the states thereof and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction.

                 "U.S. Prospectus" shall mean a Prospectus relating to the U.S. Shares which are to be offered and sold in the United States or Canada or to U.S. Persons.

                 Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein (including all exhibits thereto) pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of such Preliminary Prospectus or the Prospectus and incorporated by reference in such Preliminary Prospectus or Prospectus.

                 1. Representations and Warranties of the Company. The Company represents, warrants and agrees that:

                 (a) A registration statement on Form S-3 (File No. 333-05807) with respect to the Underwritten Shares has been prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations thereunder and has been filed with the Commission under the Act. Copies of such registration statement as amended to date have been delivered by the Company to you as the Lead Managers of the International Managers. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including forms of final prospectuses or (ii) after effectiveness of such registration statement, final prospectuses in accordance with Rules 430A and 424(b)(1) or (4).

                 (b) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on each Closing Date (as defined in Section 4) the Prospectuses (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Rules and Regulations. The Company has included in the Registration Statement, as amended at the Effective Date, all information required by the Act and the Rules and Regulations thereunder to be included in the Prospectuses with respect to the Underwritten Shares and the offering thereof, and the Prospectuses, when filed with the Commission, did or will contain all Rule 430A Information, together with all other such required information, with respect to the Underwritten Shares and the offering thereof and, except to the extent the Lead Managers shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectuses) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Commission has not issued any stop order preventing or suspending the use of any Preliminary Prospectus or the Prospectuses or the effectiveness of the Registration Statement, and no proceeding for any such purpose has been initiated or threatened by the Commission.

                 (c) On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectuses did not or will not, and on the date of any filing pursuant to Rule 424(b) and on each Closing Date, the Prospectuses (together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectuses in reliance upon, and in conformity with, written information furnished to the Company by you or any Selling Shareholder, or by any International Manager through you, specifically for inclusion therein.

                 (d) The documents incorporated by reference in the Prospectuses, when they were filed with the Commission (or upon amendment thereof by other documents included in such incorporated documents), conformed in all material respects to the requirements of the Act or Exchange Act, as applicable, and the Rules and Regulations thereunder, and such documents were timely filed as required thereby and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectuses, when such documents become effective or are filed with Commission will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations thereunder, and will be timely filed as required thereby and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (e) Neither the Commission nor, to the knowledge of the Company, the "blue sky" or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectuses, the Prospectuses, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Shares, nor, to the knowledge of the Company, has any of such authorities instituted or threatened to institute any proceeding with respect to a Stop Order in any jurisdiction in which the Shares are sold.

                 (f) Each of the Company and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, all Federal, state, local, and other governmental and foreign authorities, to own, lease, license, and use its properties and assets and to carry on its business in the manner described in the Prospectuses except where such failure will not have a material adverse effect on the Company and its subsidiaries taken as a whole. Except as described in the Registration Statement and Prospectuses, each such consent, authorization, approval, order, license, certificate and permit is valid and in full force and effect, and there is no proceeding pending, or to the knowledge of the Company, threatened, which might lead to the revocation, termination, suspension or nonrenewal of any such consent, authorization, approval, order, license, certificate or permit. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary, except in those jurisdictions where failure to qualify or to be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (g) The Company has an authorized capitalization as set forth in the Registration Statement. Except as described or otherwise disclosed in the Prospectuses, each outstanding share of Common Stock and each outstanding share of capital stock of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive rights of shareholders, and, in the case of the Company's subsidiaries, is owned of record and beneficially by the Company (except for directors' qualifying shares), or its subsidiaries free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements and voting trusts. The Company's capital stock conform to the statements in relation thereto contained in the Prospectuses. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or the Company's subsidiaries to any person or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or the Company's subsidiaries, except as described or otherwise disclosed in the Prospectuses. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company or any of their subsidiaries, except as described or otherwise disclosed in the Prospectuses.

                 (h) Other than as described in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, other than rights that have been duly and validly waived.

                 (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the Company's Report on Form 10-K for the year ended December 31, 1995, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectuses.

                 (j) Except as described in the Registration Statement and the Prospectuses, neither the Company nor any of its subsidiaries have entered into any material transaction or incurred any material liability or obligation, contingent or otherwise, other than in the ordinary course of business.

                 (k) Neither the Company nor any of its subsidiaries is now or is expected by the Company or its subsidiaries to be in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, or license to which the Company or any of its subsidiaries is a party, the effect of which would materially adversely affect the financial condition, results of operations, business, assets, liabilities or prospects of the Company and its subsidiaries taken as a whole. Each such material contract, agreement, instrument, lease or license (i) is in full force, (ii) assuming the correctness of (iii) below, is the legal, valid, and binding obligation of the Company or its subsidiaries and is enforceable as to the Company or its subsidiaries, as the case may be, in accordance with its terms, except that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles and (iii) to the Company's knowledge, is the legal, valid and binding obligation of the other parties thereto and is enforceable as to each of them in accordance with its terms, except that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles. Each of the Company and its subsidiaries enjoys peaceful and undisturbed possession under all leases and licenses of real property under which it is operating except where such failure could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (l) The Underwritten Shares being sold by the Company have been duly and validly authorized and, when duly countersigned by the Company's Transfer Agent and Registrar and issued and delivered in accordance with the provisions of this Agreement and the U.S. Underwriting Agreement, as described in the Registration Statement, will be duly and validly issued, fully paid and nonassessable; the Underwritten Shares conform to the description of the Common Stock in the Prospectuses; and the Underwritten Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                 (m) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby, the issuance and sale of the Shares, will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation in any material respect of the provisions of the Certificate of Incorporation or the By-laws, in each case as amended, of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the issue and sale of the Underwritten Shares or the consummation of the other transactions contemplated by this Agreement or the U.S. Underwriting Agreement, except the registration under the Act of the Underwritten Shares, and such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws or as may be required by the laws of any country other than the United States in connection with the purchase and distribution of the Underwritten Shares by the U.S. Underwriters and the International Managers.

                 (n) The Company will not, during the period of 90 days after the date hereof except pursuant to this Agreement or the U.S. Underwriting Agreement or as contemplated by the Prospectuses, offer, sell or otherwise dispose of any Common Stock or securities convertible into or exchangeable or exercisable for such Common Stock of the Company, directly or indirectly, without the prior written consent of Lehman Brothers International (Europe); provided, however, that (i) the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Effective Time, (ii) the Company may issue options to holders of Masland Corporation ("Masland") stock options in connection with the acquisition of Masland by the Company and may issue and sell Common Stock pursuant to such options, and (iii) the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Effective Time.

                 (o) Except as may otherwise be disclosed in or contemplated by the Prospectuses, since the date as of which information is given in the Prospectuses, the Company has not (i) issued or granted any securities (except employee stock options and Common Stock issuable thereunder and options to be issued in connection with the Masland acquisition and Common Stock issuable thereunder), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business,

(iii) entered into any transaction not in the ordinary course of business or
(iv) declared or paid any dividend on its capital stock.

                 (p) Any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectuses has been properly described therein, and any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference in the Registration Statement.

                 (q) There is no labor strike or work stoppage or lockout actually pending, imminent or threatened against the Company or any of its subsidiaries which would have a material adverse effect on the consolidated financial condition, results of operations, business, assets, liabilities or prospects of the Company and its subsidiaries taken as a whole.

                 (r) Except as set forth in the Registration Statement and the Prospectuses and except as would not materially and adversely affect the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, (i) the Company is not in violation of any applicable Federal, state or local environmental law or any applicable order of any governmental authority with respect thereto; (ii) the Company is not in violation of or subject to any existing, or pending or, to the Company's knowledge, threatened action, suit, investigation, inquiry or proceeding by any governmental authority nor is the Company subject to any remedial obligations under any applicable Federal, state or local environmental law; (iii) the Company and its subsidiaries are in compliance with all permits or similar authorizations, if any, required to be obtained or filed in connection with their operations including, without limitation, emissions, discharges, treatment, storage, disposal or release of a Hazardous Material into the environment except where any noncompliance could not reasonably be expected to have a material adverse effect on the operations of the Company and its subsidiaries; and (iv) to the knowledge of the Company and its subsidiaries, after appropriate inquiry, no Hazardous Materials have been disposed of or released by the Company or its subsidiaries on or to the Company's or its subsidiaries' property, except in accordance with applicable environmental laws. The term "Hazardous Material" means any oil (including petroleum products, crude oil and any fraction thereof), chemical, contaminant, pollutant, solid or hazardous waste, or Hazardous Substance (as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act and regulations thereunder), that is regulated as toxic or hazardous to human health or the environment under any Federal, state or local environmental law.

                 (s) Except with respect to taxable periods commencing before the taxable period ended June 30, 1991, as to which no representation is made, the Company has filed all Federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown to be due with respect to the taxable periods covered by such returns, and no tax deficiency has been assessed, nor does the Company have any knowledge of any tax deficiency which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a material adverse effect on the consolidated financial condition, results of operations, business, assets, liabilities or prospects of the Company and its subsidiaries taken as a whole.

                 (t) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                 (u) The financial statements (including the related notes and supporting schedules) incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with applicable generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                 (v) Arthur Andersen LLP, who have certified certain financial statements of the Company and AI (as defined in the Prospectuses), and Price Waterhouse LLP, who have certified certain financial statements of Masland (as defined in the Prospectuses), and whose reports are incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                 (w) There is no litigation or governmental proceeding pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company or any of its subsidiaries which could reasonably be expected to result in any material adverse change in the consolidated financial condition, results of operations, business, assets, liabilities or prospects of the Company or any of its subsidiaries or which affects the transactions contemplated by this Agreement and the Prospectuses or which is required to be disclosed in the Registration Statement and the Prospectuses, which is not disclosed and correctly summarized therein.

                 (x) The filing of the Registration Statement has been duly authorized by the Company.

                 (y) Each of the Company and its subsidiaries holds good and marketable title to, or valid and enforceable leasehold interests in, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of any lien, claim, encumbrance, preemptive rights or any other claim of any other third party which could reasonably be expected to materially interfere with the conduct of the business of the Company and its subsidiaries taken as a whole. The Company and its subsidiaries are in material compliance with all applicable laws, rules and regulations, except where such failure to comply would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (z) The Company has not taken, and agrees that it will not take, directly or indirectly, any action that could reasonably be expected to cause or result in stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

                 2. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents, warrants and agrees as to itself that:

                 (a) Such Selling Shareholder has, and immediately prior to the First Closing Date (as defined in Section 4) such Selling Shareholder will have, good and valid title to the Underwritten Shares to be sold by such Selling Share-holder hereunder as set forth in Schedule II hereto and under the U.S. Underwriting Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Underwritten Shares and payment therefor pursuant hereto and thereto, good and valid title to such Underwritten Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several U.S. Underwriters and the International Managers.

                 (b) Such Selling Shareholder has duly and irrevocably executed and delivered powers of attorney (each, a "Power of Attorney") appointing one or more other persons as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and the U.S. Underwriting Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof or thereof on behalf of such Selling Shareholder.

                 (c) Such Selling Shareholder has full right, power and authority to enter into and perform under this Agreement, the U.S.
Underwriting Agreement and the Power of Attorney; the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement and the Power of Attorney by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such actions result in any violation in any material respect of the provisions of the Certificate of Incorporation or the By-laws or comparable instruments, as applicable, or any partnership agreement of such Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and no consent, approval, authorization, order, filing or registration of or with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement or the Power of Attorney by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby, except the registration under the Act of the Underwritten Shares, filings pursuant to Sections 13 and 16 of the Exchange Act, and such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws or as may be required by the laws of any country other than the United States in connection with the purchase and distribution of the Shares by the International Managers.

                 (d) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectuses, the Prospectuses or any amendment or supplement thereto are made in reliance upon and in conformity with written information concerning such Selling Shareholder furnished to the Company by such Selling Shareholder specifically for use therein, such Preliminary Prospectuses did, and the Registration Statement did or will, and the Prospectuses and any amendments or supplements to the Registration Statement or the Prospectuses will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 3. Purchase of the Shares by the International Managers. (a) Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Company agrees to issue and sell shares of the Firm Shares and each of the Selling Shareholders, severally and not jointly, agrees to sell that number of Firm Shares set forth opposite such Selling Shareholder's name in Schedule II hereto, to the International Managers and each of the International Managers agrees, severally and not jointly, to
purchase, at a price of $      per Share, the number of Firm Shares set forth
opposite such International Manager's name in Schedule I hereto. Each International Manager shall be obligated to purchase from the Company and from the Selling Shareholders that number of the Firm Shares which represents the same proportion of the number of the Firm Shares to be sold by the Company and by the Selling Shareholders, respectively, as the number of the Firm Shares set forth opposite the name of such International Manager in Schedule I represents of the total number of the Firm Shares to be purchased by all of the International Managers pursuant to this Agreement. The respective purchase obligations of the International Managers with respect to the Firm Shares shall be rounded among the International Managers to avoid fractional shares, as the Lead Managers may determine. The International Managers agree to offer the Firm Shares to the public as set forth in the International Prospectus. Each International Manager agrees that, except to the extent permitted by the Agreement Between U.S. Underwriters and International Managers, it will not offer any of the Shares inside the United States and Canada.

                 The obligations of the Company hereunder to issue and sell any Shares and of the Selling Shareholders to sell any Shares, and the obligations of the International Managers to purchase the Shares, are subject to the closing of the sale and purchase of the U.S. Shares (excluding the U.S. Shares issuable upon exercise of the U.S. Underwriters' over-allotment option) pursuant to the U.S. Underwriting Agreement.

                 (b) Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby grant to the International Managers an option to purchase from the Selling Stockholders, solely for the purpose of covering over-allotments in the sale of Firm Shares, up to 450,000 shares of the Option Shares for a period of 30 days from the date hereof at the purchase price per Share set forth above. Option Shares shall be purchased from the Selling Shareholders for the accounts of the International Managers, severally and not jointly, in proportion to the number of Firm Shares set forth opposite such International Manager's name in Schedule I hereto, except that the respective purchase obligations of each International Manager shall be adjusted by the Lead Managers so that no International Manager shall be obligated to purchase Option Shares other than in 100-share quantities. Option Shares shall be sold by the Selling Shareholders in proportion to the number of Firm Shares set forth opposite such Selling Shareholder's name in Schedule II hereto, rounded among the Selling Shareholders to avoid fractional shares.

                 4. Delivery of and Payment for Shares. Delivery of certificates for the Firm Shares, and certificates for the Option Shares, if the option to purchase the same is exercised on or before the third Business Day prior to the First Closing Date, shall be made at the offices of Lehman Brothers Inc., Three World Financial Center (18th Floor), Attention: Mr. Alan Washkowitz, New York, New York 10285 (or such other place as mutually may be agreed upon), at 10:00 A.M., New York City time, on the third full Business Day following the date of this Agreement if this Agreement is executed before 4:30 p.m. New York time, or on the fourth full Business Day following the date of this Agreement if this Agreement is executed after 4:30 p.m. New York time or on such later date as shall be determined by you and the

Company and the Selling Shareholders (the "First Closing Date").

                 The option to purchase Option Shares granted in Section 3 hereof may be exercised during the term specified therein by written notice to each of the Selling Shareholders from the Lead Managers. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the time and date, not earlier than either the First Closing Date or the second Business Day after the date on which the option shall have been exercised nor later than the third Business Day after the date of such exercise, as determined by the Lead Managers, when the Option Shares are to be delivered (the "Option Closing Date"). Delivery and payment for such Option Shares shall be made at the offices set forth above for delivery and payment of the Firm Shares. (The First Closing Date and the Option Closing Date are herein individually referred to as a "Closing Date" and collectively referred to as the "Closing Dates".)

                 Delivery of certificates for the Shares shall be made by or on behalf of the Company and the Selling Shareholders to you, for the respective accounts of the International Managers, against payment of the purchase price therefor by certified or official bank checks payable in New York Clearing House (next day) funds to the order of the Company and each of the Selling Shareholders. The certificates for the Shares shall be registered in such names and denominations as you shall have requested at least two full Business Days prior to the applicable Closing Date, and shall be made available for checking and packaging in New York, New York, or such other location as may be designated by you at least one full Business Day prior to such Closing Date. Time shall be of the essence, and delivery of certificates for the Shares at the time and place specified in this Agreement is a further condition to the obligations of each International Manager.

                 5. Covenants. The Company agrees with each International Manager that:

                 (a) The Company shall use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendments thereto to become effective. The Company shall advise you promptly of the filing of any amendment to the Registration Statement or any supplement to any Prospectus and, upon notification from the Commission that the Registration Statement or any such amendment has become effective, shall so advise you promptly

(in writing, if requested). If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of any Prospectus is otherwise required under Rule 424(b), the Company will cause such Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) in the manner and within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or any Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the International Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment or supplement to the Registration Statement or the International Prospectus, which filing is not consented to by you after reasonable notice thereof. The Company shall advise you promptly of the issuance by the Commission or any state or other governmental or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                 (b) The Company shall furnish to Lehman Brothers International (Europe) and to counsel for the International Managers a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the International Managers such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement), any Preliminary Prospectus, the International Prospectus and all amendments and supplements to any of such documents, in each case as soon as available and in such quantities as the Lead Managers may from time to time reasonably request.

                 (c) Within the time during which the Prospectuses relating to the Underwritten Shares are required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act, the Exchange Act and the Rules and Regulations so far as is necessary to permit the continuance of sales of or dealings in the Underwritten Shares as contemplated by the provisions hereof and by the Prospectuses. If during such period any event occurs as a result of which the International Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the International Prospectus to comply with the Act or the Exchange Act or the Rules and Regulations, the Company shall promptly notify you and, subject to the penultimate sentence of paragraph (a) of this Section 5, shall amend the Registration Statement or supplement the International Prospectus or file such document (at the expense of the Company) so as to correct such statement or omission or to effect such compliance.

                 (d) The Company shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Shares (and any U.S. Shares that may be sold to the International Managers by the U.S. Underwriters) for offer and sale under the state securities or Blue Sky laws of such jurisdictions as you shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Shares (and such International Shares); except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                 (e) The Company shall furnish to you, on or prior to the date of this Agreement, a letter or letters, in form and substance reasonably satisfactory to counsel for the International Managers, pursuant to which each executive officer and director of the Company who owns any shares of Common Stock at the Execution Time shall agree not to offer for sale, sell or otherwise dispose of any shares of Common Stock (other than the Underwritten Shares) of any securities convertible or exchangeable or exercisable for such Common Stock during the 90 days following the date of the Effective Time except with prior written consent of Lehman Brothers International (Europe).

                 (f) Whether or not the transactions contemplated in this Agreement are consummated, to pay or cause to be paid the costs incident to the authorization, issuance, sale and delivery of the Shares and any expenses or taxes

(including stock transfer taxes) payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, each Prospectus and any amendment or supplement to each Prospectus, all as provided in this Agreement, the filing fee of the NASD; the reasonable fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in this paragraph and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Shares as an investment, if any (including reasonable fees and expenses of counsel to the International Managers in connection therewith); the cost of printing certificates; the cost and charges of any transfer agent or registrar; and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section,
Section 8 and Section 10 hereof, each Selling Shareholder shall pay all its own costs and expenses, including the fees of its counsel and stock transfer taxes.

                 (g) To apply the net proceeds from the sale of the Underwritten Shares being sold by the Company as set forth in the Prospectuses.

                 (h) The Company shall, on or prior to each Closing Date, cause the Shares to be purchased on such date by the International Managers to be approved for listing on the New York Stock Exchange, subject only to official notice of issuance, and shall take such action as shall be necessary to comply with the rules and regulations of the New York Stock Exchange with respect to such shares.

                 (i) During a period of five years from the Effective Date, the Company shall, upon written request, furnish to the Lead Managers copies of all reports or other communications furnished to shareholders and copies of any reports or financial statements furnished to or filed with the Commission, the New York Stock Exchange or any other national securities exchange on which any class of securities of the Company shall be listed.

                 (j) As soon as practicable after the Effective Date of the Registration Statement, the Company shall make generally available to its security holders and to deliver to the International Managers an earnings statement of the

Company, conforming with the requirements of Section 11(a) and Rule 158 of the Act, covering a period of at least 12 months beginning after the Effective Date.

                 6. Further Agreements of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, agrees:

                 (a) For a period of 90 days from the date of the Prospectuses, not to offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of Common Stock (other than the Underwritten Shares) or any securities convertible into or exchangeable or exercisable for such common stock, without the prior written consent of Lehman Brothers International (Europe).

                 (b) To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9.

                 7. Conditions of International Managers' Obligations. The respective obligations of the several International Managers hereunder are subject to the accuracy, when made and as of each Closing Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and to each of the following additional terms and conditions:

                 (a) The Registration Statement and any posteffective amendment thereto has become effective under the Act; if the Registration Statement has not become effective prior to the Execution Time, unless the International Managers agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 2:00 P.M. on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if required under Rule 424(b), the Prospectuses shall have been timely filed with the Commission in accordance with Section 5(a) hereof, not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430(A)(a)(3); no Stop Order shall have been issued and prior to that time no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectuses or otherwise shall have been complied with; and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectuses without the consent of the Underwriters. If the Company has elected to rely upon Rule 430A of the Act, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Act within the prescribed time period, and prior to the applicable Closing Date the Company shall have provided evidence satisfactory to the International Managers of such timely filing, or a post-effective amendment providing such information shall have been prepared, filed and declared effective in accordance with the requirements of Rule 430A of the Act.

                 (b) No U.S. Underwriter or International Manager shall have discovered after the date hereof and disclosed to the Company on or prior to such applicable Closing Date that the Registration Statement or the Prospectuses or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Cravath, Swaine & Moore, counsel for the International Managers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Shares, the Registration Statement and the Prospectuses, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all respects to Cravath, Swaine & Moore, counsel for the International Managers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (d) On each Closing Date, Winston & Strawn, as special counsel to the Company, shall have furnished to the International Managers their written opinion addressed to the Underwriters and dated such Closing Date in form and substance reasonably satisfactory to the International Managers (with customary qualifications and assumptions agreed to by counsel for the International Managers) to the effect that:

                 (i) the Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses, requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and have all corporate power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged as described in the Prospectus;

                 (ii) this Agreement and the U.S. Underwriting Agreement have been duly authorized, executed, and delivered by the Company, are legally valid and binding obligations of the Company, and are enforceable against the Company in accordance with their terms, except to the extent that rights to indemnity or contribution hereunder and thereunder may be limited by Federal or state securities laws or the public policy underlying such laws may limit the right to indemnity
         and     contribution thereunder; no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement or the U.S. Underwriting Agreement by the Company (except filings under the Act and the NYSE which have been made and consents, authorizations, permits, orders and other matters required by the National Association of Securities Dealers or under Blue Sky or state securities laws as to which such counsel need express no opinion);

                 (iii) the Underwritten Shares being sold by the Company have been duly and validly authorized and, when duly countersigned by the Company's Transfer Agent and Registrar and issued and delivered in accordance with the provisions of this Agreement and the U.S. Underwriting Agreement, as described in the Registration Statement, will be duly and validly issued, fully paid and nonassessable; the Underwritten Shares conform to the description of the Common Stock in the Prospectuses; and the Underwritten Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

                 (iv) the Registration Statement was declared effective under the Act as of the date and time specified in such opinion, no Stop Order has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                 (v) the Registration Statement and the Prospectuses and any further amendments or supplements thereto made by the Company prior to each Closing Date (other than the financial statements and related schedules therein and other financial and statistical information included in or excluded from the Registration Statement or the Prospectuses, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations and the documents incorporated by reference therein (other than any financial statements, related schedules and other financial and statistical information included therein or excluded therefrom), at the time they were filed with the Commission, complied as to form in all material respects with the Exchange Act and the applicable Rules and Regulations (except as aforesaid).

                 Notwithstanding the foregoing, each of such opinions may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and to court decisions with respect thereto and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and no opinion need be expressed as to the availability of equitable remedies for any breach of any such agreement.

                 In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America (to the extent specifically referred to therein), the laws of the State of New York and General Corporation Law of the State of Delaware; and
(ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of jurisdictions other than the State of New York or the United States or the General Corporation Law of the State of Delaware upon opinions (dated the applicable Closing Date, addressed to the International Managers and in form reasonably satisfactory to the International Managers with signed or conformed copies for each of the International Managers) of counsel acceptable to Cravath, Swaine & Moore. Such counsel shall also have furnished to the International Managers a written statement, addressed to the International Managers and dated the applicable Closing Date, in form and substance reasonably satisfactory to the International Managers, to the effect that such counsel participated in conferences with officers and representatives of the Company, Arthur Andersen LLP, the International Managers and Cravath, Swaine & Moore in connection with the preparation of the Registration Statement, and based on the foregoing and without assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or making any independent check or verification thereof (relying as to factual matters upon the statements of officers and other representatives of the Company, the Selling Shareholders and others), no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than the information omitted therefrom in reliance on Rule 430A), or (II) each of the Prospectuses as amended or supplemented, as of each Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief as to any financial statements, schedules and other financial or statistical information included in or excluded from the Registration Statement or the Prospectuses.

                 (e) On each Closing Date, Joseph F. McCarthy, General Counsel to the Company, or Michael O'Shea, corporate counsel to the Company, shall have furnished to the International Managers his written opinion addressed to the International Managers and dated such Closing Date in form and substance reasonably satisfactory to the International Managers (with customary qualifications and assumptions agreed to by counsel for the International Managers) to the effect that:

                 (i) the Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses, requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and have all corporate power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged as described in the Prospectuses;

                 (ii) the Company has an authorized capitalization as set forth in the Prospectuses, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectuses; and all of the issued shares of capital stock of each subsidiary of the Company owned directly or indirectly by the Company have been duly and validly authorized and issued and are fully paid, nonassessable and (except for directors' qualifying shares) owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as described in the Prospectuses; to the best of such counsel's knowledge after due inquiry and investigation, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or of the Company's subsidiaries to any person other than the Company, or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or of the Company's subsidiaries, except as may be described in the Prospectuses or has been disclosed to the International Managers;

                 (iii) the Underwritten Shares being sold by the Company have been duly and validly authorized and, when duly countersigned by the Company's Transfer Agent and Registrar and issued and delivered in accordance with this Agreement and the U.S. Underwriting Agreement, as described in the Registration Statement, will be duly and validly issued, fully paid and nonassessable; the Underwritten Shares conform to the description of the Common Stock in the Prospectuses; and the Underwritten

         Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

                 (iv) there is no litigation, arbitration, claim, governmental or other proceeding or investigation pending or, to the best of such counsel's knowledge after due inquiry and investigation, threatened to which the Company or any of its subsidiaries is a party or to which any of their respective operations, businesses or assets is the subject which could reasonably be expected to have a material adverse effect upon the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be described in the Prospectuses or such as in the aggregate do not have a significant likelihood of having a material adverse effect upon the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole;

                 (v) neither the Company nor any of its subsidiaries is now in violation or breach of, or in default with respect to, any material provision of any contract, agreement, instrument, lease or license, which is material to the Company and its subsidiaries taken as a whole;

                 (vi) neither the Company nor any of its subsidiaries is in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-laws;

                 (vii) the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement and the issue and sale of the Shares will not conflict with or result in a breach or violation in any material respect of any of the terms and provisions of, or constitute a default under, any material contract, agreement, instrument, lease, or license known to such counsel, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or by-laws of the Company or any of its subsidiaries, or violate, result in a breach of, or conflict in any material respect with any law or statute, rule, or regulation, or any order, judgment, or decree known to such counsel, that is binding on the

         Company or any of its subsidiaries or to which any of their respective operations, businesses or assets are subject; no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with any Federal, state, local or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance of this Agreement and the U.S. Underwriting Agreement or for the issuance and sale of the Shares by the Company (except filings under the Act which have been made and consents, authorization, permits, orders and other matters required under Blue Sky or State securities laws or as may be required by the laws of any country other than the United States as to which such counsel need express no opinion);

                 (viii) any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectuses has been properly described therein; any contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement or incorporated therein by reference;

                 (ix) insofar as statements in the Prospectuses purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses, such statements have been prepared or reviewed by such counsel and accurately reflect, in all material respects, the status of such litigation and provisions purported to be summarized and are correct in all material respects; and

                 (x) there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Underwritten Shares pursuant to the Company's Certificate of Incorporation or By-laws, in each case as amended, or any agreement or other instrument; and no holders of securities of the Company have rights to the registration thereof under the Registration Statement except as set forth in the Prospectuses or, if any such holders have such rights, such holders have waived such rights;

                 Notwithstanding the foregoing, each of such opinions may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and to court decisions with respect thereto and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and no opinion need be expressed as to the availability of equitable remedies for any breach of any such agreement.

                 In rendering such opinion, such counsel may (i) state that his opinion is limited to matters governed by the Federal laws of the United States of America to the extent specifically referred to therein, the laws of the State of Michigan and General Corporation Law of the State of Delaware; and
(ii) rely (to the extent such counsel deems proper and specifies in his opinion), as to foreign matters involving the application of the laws of jurisdictions other than the State of Michigan or the United States or the corporate law of the State of Delaware upon opinions (dated each Closing Date, addressed to the International Managers and in form reasonably satisfactory to the International Managers with signed or conformed copies for each of the International Managers) of counsel acceptable to Cravath, Swaine & Moore.

                 (f) On the First Closing Date, there shall have been furnished to you the opinion of counsel for each of the Selling Shareholders (addressed to the Underwriters), dated the Closing Date in form and substance reasonably satisfactory to the Underwriters to the effect that:

                 (i) such Selling Shareholder has full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

                 (ii) this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder; and

                 (iii) the execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such actions result in any violation in any material respect of the provisions of the partnership agreement of such Selling Shareholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency is required for the execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby, except the registration under the Act of the Shares, such consents approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares by the Underwriters or as may be required by the laws of any country other than the United States, and amendments to filings made under the Exchange Act.

                 (g) The Company shall have furnished to the International Managers on each Closing Date a certificate, dated such Closing Date, of its President or a Vice President and its Chief Financial Officer or Treasurer stating that:

                 (i) they have carefully examined the Registration Statement and the Prospectuses and, in their opinion, in each case to the extent information provided in the Registration Statement or Prospectus relates to (A) as of the Effective Time of the Registration Statement, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date, each of the Prospectuses, as amended or supplemented, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) since the Effective Date of the Registration Statement or the date of each Prospectus, as the case may be, no event has occurred which should have been set forth in a supplement to or amendment of each Prospectus which has not been set forth in such a supplement or amendment.

                 (h) At the Effective Time and on each Closing Date, the Company shall have furnished to the International

Managers a letter of Arthur Andersen LLP addressed to the International Managers and dated such Closing Date and in form and substance satisfactory to the International Managers confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the International Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the International Managers concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter.

                 (i) The NASD upon review of the terms of the public offering of the Underwritten Shares, shall not have objected to the participation by any of the International Managers in such offering or asserted any violation of the By-Laws of the NASD.

                 (j) Neither the Company nor any of its Significant Subsidiaries (1) shall have sustained since the date of the latest audited financial statements included in the International Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the International Prospectus or (2) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or result of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the International Prospectus the effect of which, in any such case described in clause (1) or (2) of this subparagraph, is, in the reasonable judgment of the International Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the International Prospectus.

                 (k) The Shares to be purchased on such Closing Date by the International Managers shall be approved for listing on the New York Stock Exchange, subject only to official notice of issuance and evidence of satisfactory distribution.

                 (l) Each Selling Shareholder (or one or more attorneys-in-fact on behalf of such Selling Shareholder) shall have furnished to the Lead Managers on each Closing Date a certificate, dated such Closing Date, signed by, or on behalf of, such Selling Shareholder (or one or more attorneys-in-fact) stating that the representations, warranties and agreements of such Selling Shareholder contained herein are true and correct as of such Closing Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by such Selling Shareholder at or prior to such Closing Date.

                 (m) On each Closing Date, a representative of Masland, who is reasonably satisfactory to Cravath, Swaine & Moore, counsel for the International Managers, shall have furnished his written certificate addressed to the International Managers and dated such Closing Date in form and substance reasonably satisfactory to the International Managers (with customary qualifications and assumptions agreed to by counsel for the International Managers) to the effect that the representative has carefully examined the Registration Statement and the Prospectuses and, in that representative's opinion, in each case to the extent information provided in the Registration Statement or Prospectus relates to (A) as of the Effective Time of the Registration Statement, the Registration Statement as it pertained or related to Masland did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date, each of the Prospectuses, as amended or supplemented, as each pertained or related to Masland did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) since the Effective Date of the Registration Statement or the date of each Prospectus, as the case may be, no event pertinent or relating to Masland has occurred which should have been set forth in a supplement to or amendment of each Prospectus which has not been set forth in such a supplement or amendment.

                 All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory to you and Cravath, Swaine & Moore, counsel for the International Managers, and the Company shall furnish to you conformed copies thereof in such quantities as you reasonably request.

                 8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each International Manager and Selling Shareholder against any loss, claim, damage or liability (or any action in respect thereof), including without limitation, any legal or other expenses reasonably incurred by any International Manager or Selling Shareholder in connection with defending or investigating any such action or claim, joint or several, to which such International Manager or Selling Shareholder may become subject, under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any of or all the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each International Manager and Selling Shareholder promptly after receipt of invoices from such International Manager or Selling Shareholder for any legal or other expenses as reasonably incurred by such International Manager or Selling Shareholder in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, further, that the Company shall not be liable pursuant to this Section 8(a) with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus which is corrected in a Prospectus if the person asserting such loss, claim, damage or liability purchased Shares from a U.S. Underwriter but was not sent or given a copy of a Prospectus at or prior to the written confirmation of the sale of such Shares to such person; and provided, that the Company shall not be liable (x) under this paragraph 8(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any International Manager or Selling Shareholder specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented, or any Blue Sky Application.

                 (b) Each Selling Shareholder severally, but not jointly, shall indemnify and hold harmless the Company and each International Manager against any loss, claim, damage or liability (or any action in respect thereof) to which the Company or such International Manager may become subject, under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented or in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Company or such International Manager promptly after receipt of invoices from the Company or such International Manager for any legal or other expenses as reasonably incurred by the Company or such International Manager in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Selling Shareholder furnished to the Company or such International Manager by or on behalf of such Selling Shareholder specifically for use in the preparation thereof; provided, further, that the Selling Shareholder shall be liable pursuant to this Section 8(b) with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus which is corrected in a Prospectus if the person asserting such loss, claim, damage or liability purchased Shares from an International Manager but was not sent or given a copy of a Prospectus at or prior to the written confirmation of the sale of such Shares to such person; and provided, further, that the aggregate amount of all such indemnification or reimbursement payable by any Selling Shareholder pursuant to this Agreement and Section 8(b) of the International Underwriting Agreement shall in no case exceed the net proceeds to such Selling Shareholder from the sale of the Underwritten Shares.

                 (c) Each International Manager severally, but not jointly, shall indemnify and hold harmless the Company and each Selling Shareholder against any loss, claim, damage or liability (or any action in respect thereof) to which the Company or any Selling Shareholder may become subject, under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented, or in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, any Prospectus or the Registration Statement or any Prospectus as amended or supplemented, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Company or such Selling Shareholder promptly after receipt of invoices from the Company or such Selling Shareholder for any legal or other expenses as reasonably incurred by the Company or such Selling Shareholder in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Selling Shareholder through you by or on behalf of such International Manager specifically for use in the preparation thereof.

                 (d) Promptly after receipt by any indemnified party under subsection (a) (b) or (c) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against any indemnified party and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that any indemnified party shall have the right to employ its own counsel to represent it if, in the reasonable judgment of such indemnified party (based on advice of counsel), it is advisable for such indemnified party to be represented by separate counsel because there may be legal defenses available to it or other indemnified parties that are inconsistent with those available to the indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party.

                 (e) If the indemnification provided for in this Section 8 is unavailable to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or

(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the International Managers from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Shareholders and the International Managers in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the International Managers shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (after underwriting discounts and commissions but before deducting other expenses) received by the Company and/or the Selling Shareholders bear to the total underwriting discounts and commissions received by the International Managers, in each case as set forth in the table on the cover page of the International Prospectus (with the estimated expenses allocated pro rata among the Shares and the U.S. Shares). Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the International Managers agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) notwithstanding the provisions of this subsection (e), no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the amount of net proceeds received by such Selling Shareholder from the sale by such Selling Shareholder of its portion of the Shares pursuant to this Agreement exceeds the amount of any damages such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Managers' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (d) hereof).

                 (f) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls the Selling Shareholder or any International Manager within the meaning of the Act; and the obligations of the International Managers and the Selling Shareholders under this Section 8 shall be in addition to any liability that the respective International Managers and the Selling Shareholders may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) or any Selling Shareholder, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

                 9. Substitution of International Managers. If, on either Closing Date, any International Manager defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Managers shall be obligated to purchase the Shares which the defaulting International Manager agreed but failed to purchase on such Closing Date in the respective proportions which the number of Firm Shares set opposite the name of each remaining non-defaulting International Manager in Schedule 1 hereto bears to the total number of Firm Shares set opposite the names of all the remaining non-defaulting International Managers in Schedule 1 hereto; provided, however, that the remaining non-defaulting International Managers shall not be obligated to purchase any of the Shares on such Closing Date if the total number of Shares which the defaulting International Manager or International Managers agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Closing Date, and any remaining non-defaulting International Manager shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Closing Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting International Managers, or those other underwriters satisfactory to the Lead Managers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Closing Date. If the remaining International Managers or other underwriters satisfactory to the Lead Managers do not elect to purchase the Shares which the defaulting International Manager or International Managers agreed but failed to purchase on such Closing Date, this Agreement (or, with respect to the Option Closing Date, the obligation of the International Managers to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting International Manager or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5(f) and 10. As used in this Agreement, the term "International Manager" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Shares which a defaulting International Manager agreed but failed to purchase.

                 Nothing contained herein shall relieve a defaulting International Manager of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing International Manager, either the Lead Managers or the Company may postpone the Closing Date for up to seven full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the International Managers may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                 10. Effective Date and Termination. (a) This Agreement shall become effective at 11:00 A.M., New York City time, on the first full Business Day following the date hereof, or at such earlier time after the Registration Statement becomes effective as you shall first release the Firm Shares for sale to the public. You shall notify the Company immediately after you have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by giving notice as hereinafter provided to you, or by you by giving notice as hereinafter provided to the Company, except that the provisions of Section 5(i) and Section 8 shall at all times be effective. For purposes of this Agreement, the release of the public offering of the Firm Shares for sale to the public shall be deemed to have been made when you release, by telecopy or otherwise, firm offers of the Firm Shares to securities dealers or release for publication a newspaper advertisement relating to the Firm Shares, whichever occurs first.

                 (b) From the date of this Agreement until the First Closing Date, this Agreement may be terminated by you in your absolute discretion by giving notice as hereinafter provided to the Company and the Selling Shareholders, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder; (ii) any other condition to the obligations of the International Managers hereunder (other than the conditions set forth in Section 7(i) hereof) is not fulfilled; (iii) there occurs any change, or any development involving a prospective change, in or affecting the financial condition of the Company or its subsidiaries, which in your judgment, materially impairs the investment quality of the Shares; (iv) there is any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act or Rule 15c3-1 under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (v) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction; (vi) any banking moratorium shall have been declared by Federal or New York governmental authorities; (vii) there is an outbreak or escalation of hostilities involving the United States on or after the date hereof, or the United States is or becomes engaged in hostilities which result in the declaration of a national emergency or war, the effect of which, in your judgment, makes it inadvisable or impractical to proceed with the completion of the sale of or any payment for the Shares on the terms and in the manner contemplated in the Prospectuses; or (viii) there shall have been such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), in your judgment, as to make it inadvisable or impractical to proceed with the delivery of the Shares. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company or any International Manager, except as otherwise provided in Section 5(f), Section 8 and Section 10 of this Agreement.

                 Any notice referred to above may be given at the address specified in Section 12 hereof in writing or by telecopier, telex or telephone, and if by telecopier, telex or telephone, shall be immediately confirmed in writing.

                 If notice shall have been given pursuant to this Section 10 preventing this Agreement from becoming effective, or if the Company shall fail to tender the Shares for delivery to the International Managers for any reason permitted under this Agreement, or if the International Managers shall decline to purchase the Shares for any reason permitted under this Agreement, the Company shall reimburse the International Managers for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the International Managers.

                 11. Survival of Certain Provisions. The agreements contained in Section 8 hereof and the representations, warranties and agreements of the Company contained in Sections 1 and 5 hereof and the Selling

Shareholder contained in Sections 2 and 6 hereof shall survive the delivery of the Shares to the International Managers hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                 12.  Notices.  Except as otherwise provided in the Agreement,
(a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing or by telecopy addressed to the Company at the address of the Company set forth in the Registration Statement,
Attention: James H. Vandenberghe; (b) whenever notice is required by the provisions of this Agreement to be given to FIMA, such notice shall be in writing or by telecopy addressed to FIMA at Wickam's Cay, Road Town, Tortola, British Virgin Islands, with a copy to EXOR America Inc., 375 Park Avenue, Suite 2107, New York, NY 10152, Attention: Stephen V. O'Connell; (c) whenever notice is required by the provisions of this Agreement to be given to the Lehman Funds, such notice shall be in writing or by telecopy addressed to Three World Financial Center (18th Floor), New York, NY, Attention: Alan Washkowitz; and (d) whenever notice is required by provisions of this Agreement to be given to the several International Managers, such notice shall be in writing or by telecopy addressed to you, in care of Lehman Brothers International (Europe), One Broadgate, London EC2M 7HA, England.

                 13. Information Furnished by U.S. Underwriters. The International Managers severally confirm that the statements set forth in the last paragraph of the cover page with respect to the public offering of the Shares and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectuses are correct and constitute the written information furnished by or on behalf of any International Manager referred to in paragraph
(c) of Section 1 hereof and in paragraphs (a) and (c) of Section 8 hereof.

                 14. Information Furnished by Selling Shareholders. Each the Selling Shareholders severally confirm that the statements with respect to such Selling Shareholder set forth under the caption "Selling Shareholders" in any Preliminary Prospectus and in the Prospectuses are correct and constitute the only written information furnished by or on behalf of such Selling Shareholder pursuant to Section 8(b) hereof.

                 15. Parties. This Agreement shall inure to the benefit of and binding upon the several International

Managers, the Company, the Selling Shareholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholder contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any International Manager within the meaning of Section 15 of the Act and for the benefit of any U.S. Underwriter (and controlling persons thereof) who offers or sells any Shares in accordance with the terms of the Agreement Between U.S. Underwriters and International Managers and (b) the indemnity agreement of the International Managers contained in Section 8 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who signed the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act, directors of each Selling Shareholder, officers of each Selling Shareholder and any person controlling any Selling Shareholder within the meaning of Section 15 of the Act. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 16. Compliance with Schedule E of NASD By-laws. Each International Manager agrees, severally and not jointly, that in accordance with Section 12 of Schedule E of the By-laws of the NASD, a transaction in Shares issued by the Company shall not be executed by such International Manager in a discretionary account without the prior specific written approval of the customer.

                 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without respect to choice of law principles thereof.

                 18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                 If the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the International Managers, please indicate your acceptance in the space provided for that purpose below.


                                                Very truly yours,

                                                LEAR CORPORATION,


                                                By:_________________________
                                                Name:
                                                Title:





                                                FIMA FINANCE MANAGEMENT INC., as
                                                Selling Shareholder,


                                                By:_________________________
                                                Name:
                                                Title:

LEHMAN BROTHERS MERCHANT BANKING
  PORTFOLIO PARTNERSHIP L.P., as
  Selling Shareholder


  By:  LBI Group, Inc.

  By:
     -------------------------
     Name:
     Title:


LEHMAN BROTHERS CAPITAL
  PARTNERS II, L.P., as Selling Shareholder


  By:  Lehman Brothers Holdings, Inc.

  By:
     -------------------------
     Name:
     Title:


LEHMAN BROTHERS OFFSHORE INVESTMENT
  PARTNERSHIP L.P., as Selling Shareholder


  By:  Lehman Brothers Offshore
      Partners Ltd.

  By:
     -------------------------
     Name:
     Title:


LEHMAN BROTHERS OFFSHORE INVESTMENT
  PARTNERSHIP - JAPAN L.P., as Selling
  Shareholder


  By:  Lehman Brothers Offshore
       Partners Ltd.

  By:
     -------------------------
     Name:
     Title:

Accepted:
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
PAINEWEBBER INTERNATIONAL (U.K.) LTD.
J. HENRY SCHRODER & CO. LIMITED
For themselves and as Lead Managers
  for each of the several International Managers named in Schedule I hereto


By:  LEHMAN BROTHERS INTERNATIONAL (EUROPE)


     By:_________________________
        Name:
        Title:

                                   SCHEDULE I


International Underwriting Agreement dated            , 1996

                                                                                                       Number of Firm
                                                                                                        Shares to be
International Managers                                                                                    Purchased
- ----------------------                                                                                   -----------

Lehman Brothers International (Europe)
Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley & Co. International Limited
PaineWebber International (U.K.) Ltd.
J. Henry Schroder & Co. Limited

Total                                                                                                    ==============


                                  SCHEDULE II


         International Underwriting Agreement dated             , 1996

Selling Shareholder                                             Number of Firm
                                                              Shares to be Sold

Lehman Brother Merchant Banking Portfolio Partnership L.P.

Lehman Brothers Capital
Partners II, L.P.

Lehman Brothers Offshore Investment Partnership L.P

Lehman Brothers Offshore Investment Partnership -
Japan L.P.

FIMA Finance Management Inc.                                  =============